BB&T Corporation
Corporate Communications 2400 Reynolda Road Winston-Salem, NC 27106-4606
July 30, 2019	News Release

FOR IMMEDIATE RELEASE

Contacts: Richard Baytosh Executive Vice President Investor Relations (336) 733-0732 RBaytosh@BBandT.com	Brian Davis Senior Vice President Corporate Communications Media@BBT.com

BB&T shareholders approve merger of equals with SunTrust
New name Truist approved as name of combined company

WINSTON-SALEM, N.C. - BB&T Corporation (NYSE: BBT) shareholders today approved both the merger of equals between BB&T Corporation and SunTrust Banks Inc. (NYSE: STI) and Truist Financial Corporation as the new name of the combined company. At a special meeting of shareholders held today, more than 98% of the shares voted were cast in favor of the merger of equals with SunTrust and more than 96% of the shares voted were cast in favor of the Truist name.

These approvals complete another step in the process to form Truist, the premier financial institution that will serve more than 10 million households in the United States, with leading market share in many of the most attractive, high-growth markets in the country.

"We're very pleased BB&T shareholders have overwhelmingly supported both the merger of equals with SunTrust and the new Truist name," said Chairman and Chief Executive Officer Kelly S. King. "This is an important milestone as we move toward our goal of creating a bold, transformative organization that benefits our shareholders, associates, clients and communities."

As previously announced, BB&T received approval for the merger of equals from the North Carolina Office of the Commissioner of Banks on July 10. Completion of the merger is subject to certain additional customary closing conditions, including receipt of the remaining regulatory approvals. The companies expect the transaction to close late in the third quarter or in the fourth quarter of this year.

More information about Truist and the merger of equals can be found at Truist.com.

About BB&T
BB&T is one of the largest financial services holding companies in the U.S. with $230.9 billion in assets and market capitalization of approximately $37.6 billion as of June 30, 2019. Building on a long tradition of excellence in community banking, BB&T offers a wide range of financial services including retail and commercial banking, investments, insurance, wealth management, asset management, mortgage, corporate banking, capital markets and specialized lending. Based in Winston-Salem, N.C., BB&T operates more than 1,700 financial centers in 15 states and Washington, D.C. and is consistently recognized for outstanding client service by Greenwich Associates for small business and middle market banking. More information about BB&T and its full line of products and services is available at BBT.com.

Cautionary Note Regarding Forward-Looking Statements
This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of BB&T and SunTrust. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BB&T’s and SunTrust’s current expectations and assumptions regarding BB&T’s and SunTrust’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could affect BB&T’s or SunTrust’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BB&T and SunTrust, the outcome of any legal proceedings that may be instituted against BB&T or SunTrust, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BB&T and SunTrust do business, the possibility the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of BB&T and SunTrust successfully, and the dilution caused by BB&T’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of BB&T and SunTrust disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BB&T, SunTrust and factors that could affect the forward-looking statements contained herein can be found in BB&T’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018, as updated by its Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission ("SEC"), and in SunTrust’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018, as updated by its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Additional Information about the Merger and Where to Find It
In connection with the proposed merger with SunTrust, BB&T has filed with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger, as amended on May 7, 2019, June 14, 2019, and June 19, 2019. The registration statement was declared effective by the SEC on June 19, 2019. The registration statement includes a joint proxy statement/prospectus. BB&T and SunTrust commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about June 27, 2019.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at SEC.gov, BB&T's website at BBT.com or SunTrust's website at SunTrust.com. Documents filed with the SEC by BB&T will be available free of charge on BB&T’s website at BBT.com under the tab "About BB&T" and then under the heading "Investor Relations." Alternatively, the documents are available by mailing BB&T Corporation, 200 West Second St., Winston-Salem, North Carolina, 27101 or calling 336-733-3065. Documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at SunTrust.com under the tab "Investor Relations," and then under the heading "Financial Information." Alternatively, these documents may be obtained by mailing SunTrust Banks, Inc., 303 Peachtree St., N.E., Atlanta, Georgia 30308 or calling 877-930-8971.

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